QUEST RESOURCE CORPORATION



                          2005 OMNIBUS STOCK AWARD PLAN



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                                Table of Contents

                                                                            Page




Article 1.  Establishment, Objectives, Duration and Effect of Shareholder
            Approval.........................................................1

    1.1. Establishment of the Plan...........................................1
    1.2. Objectives of the Plan..............................................1
    1.3. Duration of the Plan................................................1
    1.4. Shareholder Approval and Effect Thereof.............................1

Article 2.  Definitions......................................................1

Article 3.  Administration...................................................7

    3.1. Board and Committee.................................................7
    3.2. Powers of the Board.................................................8

Article 4.  Shares Subject to the Plan.......................................9

    4.1. Number of Shares Available..........................................9
    4.2. Adjustments in Authorized Shares...................................10
    4.3. Available Shares...................................................10

Article 5.  Eligibility and General Conditions of Awards....................10

    5.1. Eligibility........................................................10
    5.2. Grant Date.........................................................11
    5.3. Maximum Term.......................................................11
    5.4. Award Agreement....................................................11
    5.5. Restrictions on Share Transferability..............................11
    5.6. Termination of Affiliation.........................................11
    5.7. Nontransferability of Awards.......................................14

Article 6.  Stock Options...................................................15

    6.1. Grant of Options...................................................15
    6.2. Award Agreement....................................................15
    6.3. Option Price.......................................................15
    6.4. Grant of Incentive Stock Options...................................15
    6.5. Exercise of Options................................................17

Article 7.  Stock Appreciation Rights.......................................17

    7.1. Grant of SARs......................................................17
    7.2. SAR Award Agreement................................................18
    7.3. Exercise of SARs...................................................18
    7.4. Expiration of SARs.................................................18
    7.5. Payment of SAR Amount..............................................18


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Article 8.  Restricted Shares...............................................18

    8.1. Grant of Restricted Shares.........................................18
    8.2. Award Agreement....................................................19
    8.3. Consideration......................................................19
    8.4. Effect of Forfeiture...............................................19
    8.5. Escrow; Legends....................................................19

Article 9.  Performance Units and Performance Shares........................19

    9.1. Grant of Performance Units and Performance Shares..................19
    9.2. Value/Performance Goals............................................19
    9.3. Payment of Performance Units and Performance Shares................20
    9.4. Form and Timing of Payment of Performance Units and Performance
         Shares.............................................................20

Article 10.  Bonus Shares and Deferred Shares...............................20

    10.1. Bonus Shares......................................................20
    10.2. Deferred Shares...................................................20

Article 11.  Beneficiary Designation........................................21

Article 12.  Rights of Employees............................................21

    12.1. Employment........................................................21
    12.2. Participation.....................................................21

Article 13.  Amendment, Modification, and Termination.......................21

    13.1. Amendment, Modification, and Termination..........................21
    13.2. Adjustments Upon Certain Unusual or Nonrecurring Events...........21
    13.3. Awards Previously Granted.........................................21

Article 14.  Withholding....................................................22

    14.1. Mandatory Tax Withholding.........................................22
    14.2. Notification under Code Section 83(b).............................22

Article 15.  Additional Provisions..........................................22

    15.1. Successors........................................................22
    15.2. Gender and Number.................................................22
    15.3. Severability......................................................22
    15.4. Requirements of Law...............................................23
    15.5. Securities Law Compliance.........................................23
    15.6. No Rights as a Shareholder........................................23
    15.7. Nature of Payments................................................23
    15.8. Governing Law.....................................................24


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                           QUEST RESOURCE CORPORATION.
                          2005 Omnibus Stock Award Plan

ARTICLE 1. ESTABLISHMENT,    OBJECTIVES,   DURATION   AND   EFFECT   OF
           SHAREHOLDER APPROVAL

     1.1. Establishment of the Plan. Quest Resource Corporation, a Nevada corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the Quest Resource 2005 Omnibus Stock Award Plan (the "Plan"). The Plan was adopted by the Board of Directors of the Company (the "Board"), on October 14, 2005. Subject to Section 1.4, the Plan is effective as of October 14, 2005 (the "Effective Date").

     1.2. Objectives of the Plan. The Plan is intended to allow employees and Non-Employee Directors of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, or to be compensated under the Plan based on growth in the Company's equity value, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees and retaining existing employees. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide incentives for excellence in individual performance; and to promote teamwork. All Awards made under the Plan shall give effect to the 2.5:1 reverse stock split effective October 31, 2005.

     1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to Section 1.4 and the right of the Board to amend or terminate the Plan at any time pursuant to Article 13 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

     1.4. Shareholder Approval and Effect Thereof. The Company will submit the Plan to the shareholders of the Company for approval within twelve months of the Effective Date. If the Company's shareholders do not approve the Plan (i) no Awards shall be granted subsequent to such vote, and (ii) all Awards granted hereunder other than the Initial Awards shall be forfeited by each Grantee and become null and void; the Initial Awards, however, shall survive according to the terms and conditions of such Awards and the Plan.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     2.1. "Article" means an Article of the Plan.

     2.2. "Award" means Options, Restricted Shares, Bonus Shares, Deferred Shares, SARs, Performance Units or Performance Shares granted under the Plan.

     2.3. "Award Agreement" means a written agreement by which an Award is evidenced.

     2.4. "Beneficial Owner" has the meaning specified in Rule 13d-3 of the SEC under the Exchange Act.

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     2.5. "Board" has the meaning set forth in Section 1.1.

     2.6. "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

     2.7. "Cause" means, unless otherwise defined in an Award Agreement,

          (a) a Grantee's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty,

          (b) any willful action or omission by a Grantee which would constitute grounds for immediate dismissal under the employment policies of the Company or the Subsidiary by which Grantee is employed, including but not limited to intoxication with alcohol or illegal drugs while on the premises of the Company or any Subsidiary, or violation of sexual harassment laws or the internal sexual harassment policy of the Company or the Subsidiary by which Grantee is employed,

          (c) a Grantee's habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse, or

          (d) a Grantee's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company or any Subsidiary;

provided, however, that for purposes of clauses (b), (c) and (d), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interest of the Company (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled). A Grantee who agrees to resign from his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

     2.8. "Change of Control" means, unless otherwise defined in an Award Agreement, any one or more of the following:

          (a) any Person other than (i) a Subsidiary, (ii) any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or
     (iii) any Excluded Person, becomes the Beneficial Owner of 35% or more of the common shares of the Company or of Voting Securities representing 35% or more of the combined voting power of the Company (such a person or group, a "35% Owner"), except that (i) no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 60% of the common shares of such corporation and Voting Securities representing more than 60% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common shares and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common shares and Voting

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     Securities  of the  Company,  as the case may be and (ii) such  corporation shall not be deemed a 35% Owner; or

          (b) the Incumbent Directors (determined using the Effective Date as the baseline date) cease for any reason to constitute at least a majority of the directors of the Company then serving; or

          (c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, reorganization, consolidation, or similar transaction, or the sale or other disposition of all or substantially all (at least 40%) of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a "Reorganization Transaction") which is not an Exempt Reorganization Transaction.

The definition of "Change of Control" may be amended at any time prior to the occurrence of a Change of Control, and such amended definition shall be applied to all Awards granted under the Plan whether or not outstanding at the time such definition is amended, without requiring the consent of any Grantee. Notwithstanding the occurrence of any of the foregoing events, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur and (b) a Change of Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change of Control.

     2.9.  "Change  of  Control  Period"  has the  meaning  set forth in Section
5.6(c).

     2.10. "Change of Control Value" means the Fair Market Value of a Share on the date of a Change of Control.

     2.11. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

     2.12. "Company" has the meaning set forth in Section 1.1.

     2.13. "Deferred Shares" means Shares that are awarded to a Grantee on a deferred basis pursuant to Section 10.2

     2.14. "Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
(12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the foregoing, with respect to an Incentive Stock Option, "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as

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determined by the Board in good faith,  upon receipt of medical  advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

     2.15. "Effective Date" has the meaning set forth in Section 1.1.

     2.16. "Eligible Person" means any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence or has been subject to a disability which does not qualify as a Disability and any Non-Employee Director.

     2.17. "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

     2.18. "Excluded Person" means any Person who, along with such Person's Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) is the Beneficial Owner of 15% or more of the Shares outstanding as of the Effective Date.

     2.19.   "Exempt   Reorganization   Transaction"   means  a   Reorganization
Transaction which (i) results in the Persons who were the direct or indirect owners of the outstanding common shares and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 60% of the then-outstanding common shares of the Surviving Corporation and Voting Securities representing more than 60% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common shares and Voting Securities of the Company immediately before such Reorganization Transaction, or (ii) after such transaction, more than 50% of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the agreement providing for the Reorganization Transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time).

     2.20. "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board, and (B) with respect to Shares that are readily tradable on an established securities market (within the meaning of Treasury Regulations ss. 1.897-1(m)) the closing price for a Share on the Grant Date and if there is no closing price on such date, the closing price for a Share on the last trading day before the Grant Date and (C) with respect to Shares not readily tradable on an established securities market, the value determined by the reasonable application of a reasonable valuation method applying those factors and principles set forth in Treasury Regulations 1.409A-1(b)(5)(iv)(B).

     2.21. "Freestanding SAR" means any SAR that is granted independently of any Option.

     2.22. "Good Reason" means any action by the Company or the Subsidiary employing a Grantee which results in any of the following without the Grantee's consent: (a) a material

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diminution or other material adverse change in the Grantee's position, authority or duties, (b) requiring the Grantee to be based at any office or location more than 50 miles from the location where he or she was previously based; (c) a material diminution in the Grantee's compensation in the aggregate, other than a diminution applicable to all similarly situated employees. A Grantee shall not have Good Reason to terminate his or her position unless, (1) within 60 days following the event or circumstance set forth above in (a), (b) or (c), the Grantee notifies the Company of such event or circumstance, (2) the Grantee gives the Company 30 days to correct the event or circumstance, and (3) the Company does not correct, in all material respects, such event or circumstance.

     2.23. "Grant Date" has the meaning set forth in Section 5.2.

     2.24. "Grantee" means an individual who has been granted an Award.

     2.25. "Including" or "includes" mean "including, without limitation," or "includes, without limitation", respectively.

     2.26. "Incumbent Directors" means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by shareholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a majority of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with
(i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), or
(iii) a proposed Reorganization Transaction.

     2.27. "Initial Awards" means those Awards set forth on Schedule 2.27 to this Plan.

     2.28. "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any of its affiliates. A "Non-Employee Director" includes any director of the Company who serves as a consultant to the Company or any of its affiliates.

     2.29. "Option" means an option granted under Article 6 of the Plan, including an incentive stock option.

     2.30. "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

     2.31. "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such Option then in effect; provided, however, that if the Board approves any extension of an Award that extends the Award's term or exercise period to a date later than the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the

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Award had not been  extended,  based on the  terms of the Award at the  original
Grant  Date,  then the Board  shall  also  amend  the Award to comply  with Code section 409A.

     2.32. "Performance Period" has the meaning set forth in Section 9.2.

     2.33. "Performance Share" or "Performance Unit" has the meaning set forth in Article 9.

     2.34. "Period of Restriction" means the period during which the transfer of Restricted Shares is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board) or the Share are subject to a substantial risk of forfeiture, as provided in Article 8.

     2.35. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.36. "Plan" has the meaning set forth in Section 1.1.

     2.37. "Plan Committee" has the meaning set forth in Article 3.

     2.38. "Reorganization Transaction" has the meaning set forth in Section 2.8(c).

     2.39. "Restricted Shares" means Shares that are subject to transfer restrictions and are subject to forfeiture if conditions specified in the Award Agreement applicable to such Shares are not satisfied.

     2.40. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, together with any successor rule, as in effect from time to time.

     2.41. "SAR" means a stock appreciation right and includes both Tandem SARs and Freestanding SARs.

     2.42. "SAR Term" means the period beginning on the Grant Date of a SAR and ending on the expiration date of such SAR, as specified in the Award Agreement for such SAR and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such SAR then in effect.

     2.43. "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

     2.44. "Section" means, unless the context otherwise requires, a Section of the Plan.

     2.45. "Section 16 Person" means a person who is subject to obligations under Section 16 of the Exchange Act with respect to transactions involving equity securities of the Company.

     2.46. "Share" means a common share, $.001 par value, of the Company.

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     2.47.  "Subsidiary" means with respect to any Person (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by such Person, and (b) any partnership or limited liability company in which such Person has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%. Solely with respect to a grant of an incentive stock option under the requirements of Section 422 of the Code, "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code.

     2.48. "Substitute Option" has the meaning set forth in Section 6.3.

     2.49. "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if Voting Securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

     2.50. "Tandem SAR" means a SAR that is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

     2.51. "Tax Withholding" has the meaning set forth in Section 14.1(a).

     2.52. "Termination of Affiliation" occurs on the first day on which an individual is for any reason (a) no longer providing services to the Company or any Subsidiary in the capacity of an employee, (b) with respect to an individual who is an employee of a Subsidiary, the first day on which such Subsidiary ceases to be a Subsidiary, or (c) with respect to a Non-Employee Director, no longer serving as a director of the Company. A Termination of Affiliation shall have the same meaning as a "separation from service" under Code Section 409A(2)(A)(i) and the regulations issued thereunder.

     2.53. "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

ARTICLE 3. ADMINISTRATION

     3.1. Board and Committee. Subject to Article 13, and to Section 3.2, the Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan ("Plan Committee"). To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Plan Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code Section 162(m). The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such

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conditions,  including,  but not limited to having  exclusive  authority to make certain grants of Awards or to perform such other acts, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 or Code Section 162(m) as then in effect.

     Any references herein to "Board" are, except as the context requires otherwise, references to the Board or the Plan Committee, as applicable.

     3.2. Powers of the Board. Subject to the express provisions of the Plan, the Board has full and final authority and sole discretion as follows:

          (a) taking into consideration the reasonable recommendations of management, to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the Option Price, the Option Term, the benefit payable under any SAR, Performance Unit or Performance Share and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

          (b) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether and on what terms to permit or require the payment of cash dividends thereon to be deferred, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

          (c) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

          (d) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

          (e) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which
     (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

          (f) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

          (g) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

          (h) subject to Section 5.3, to extend the time during which any Award or group of Awards may be exercised;

          (i) to delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to subdelegate, except that only a member of the Board of Directors of the Company (or a committee thereof) may grant Awards from time to time to specified categories of Eligible Persons in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board of Directors of the Company or the Plan Committee to individuals who are then Section 16 Persons or other than by the Plan Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code Section 162(m);

          (j) to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan of to be performed by the Board of Directors of the Company;

          (k) to delegate its duties and responsibilities under the Plan with respect to foreign Subsidiary plans, except its duties and responsibilities with respect to Section 16 Persons, and (A) the acts of such delegates shall be treated hereunder as acts of the Board and (B) such delegates shall report to the Board regarding the delegated duties and responsibilities;

          (l) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

          (m) to take any other action with respect to any matters relating to the Plan for which it is responsible.

     All determinations on any matter relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Board, and all such determinations of the Board shall be final, conclusive and binding on all Persons. No member of the Board shall be liable for any action or determination made with respect to the Plan or any Award.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1. Number of Shares Available.

          (a) Plan Limit. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is 2,200,000 Shares. If any Shares subject to an Award granted hereunder are forfeited or an Award or any portion thereof otherwise terminates or is settled without the issuance of Shares, or in the case of SARs and Performance Units, without the payment of cash, the Shares subject to such Award, to the extent of any such forfeiture, termination or settlement, shall again be available for grant under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

          (b) Individual Limit. No Grantee may be granted Options, SARs, Restricted Shares, Bonus Shares or Deferred Shares, Performance Units or Performance Shares in Shares, or in any combination thereof, relating to an aggregate number of Shares under the Plan that exceeds 500,000 shares in any 5-year period. If a previously granted Option, SAR, Performance Unit, or Performance Share is forfeited, canceled or repriced, such forfeited, canceled or repriced Option, SAR, Performance Unit, or Performance Share as the case may be, shall continue to be counted against the maximum number of Shares, SARs, Performance Units or Performance Shares that may be delivered to any Grantee over the life of the Plan.

     4.2. Adjustments in Authorized Shares. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. In the case of any substitution or adjustment affecting an Option (including a "nonqualified stock option") such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424.1 and the applicable guidance relating to Code section 409A.

     4.3. Available Shares. Shares delivered in connection with Awards may be newly issued Shares, Shares purchased by the Company on the open market, or Shares issued from treasury.

ARTICLE 5. ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

     5.1. Eligibility. The Board may grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that an Eligible Person who is a Non-Employee Director may only be granted an Award that is an Option (excluding an incentive stock option, Restricted Shares, Bonus Shares or Deferred Shares.

     5.2. Grant Date. The Grant Date of an Award shall be the date on which the Board grants the Award or such later date as specified by the Board (i) in the Board's resolutions or minutes addressing the Award grants or (ii) in the Award Agreement.

     5.3. Maximum Term. Subject to the following proviso, the Option Term or other period during which an Award may be outstanding shall not extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein specified. After an Award has been granted, the maximum term may only be extended in a manner which complies with Code Section 409A.

     5.4. Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

     5.5. Restrictions on Share Transferability. The Board may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

     5.6. Termination of Affiliation. Except as otherwise provided in an Award Agreement (including an Award Agreement as amended by the Board pursuant to Section 3.2), and subject to the provisions of Section 13.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

          (a) For Cause.  If a Grantee  has a  Termination  of  Affiliation  for
     Cause:

               (i) the Grantee's Restricted Shares and Deferred Shares that are forfeitable immediately before such Termination of Affiliation shall automatically be forfeited on such date, subject in the case of Restricted Shares to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee;

               (ii) the Grantee's Deferred Shares that were vested immediately before such Termination of Affiliation shall promptly be settled by delivery to such Grantee of a number of unrestricted Shares equal to the aggregate number of such vested Deferred Shares, and

               (iii) any unexercised Option or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

          (b) On Account of Death or Disability. If a Grantee has a Termination of Affiliation on account of death or Disability:

               (i)  the  Grantee's   Restricted  Shares  that  were  forfeitable
          immediately before such Termination of Affiliation shall thereupon become nonforfeitable;

               (ii) the Grantee's Deferred Shares that were forfeitable immediately before such Termination of Affiliation shall thereupon become nonforfeitable and the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Shares, whether or not forfeitable, by delivery to the Grantee (or, after his or her death, to his or her personal representative or beneficiary designated in accordance with Article 11) of a number of unrestricted Shares equal to the aggregate number of the Grantee's Deferred Shares;

               (iii) any unexercised Option or SAR, whether or not exercisable immediately before such Termination of Affiliation, shall be fully exercisable and may be exercised, in whole or in part, at any time up to one year after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

               (iv) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                    (A) a  fraction,  the  numerator  of which is the  number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                    (B) a percentage determined by the Plan Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Board elects to compute the benefit after the end of the Performance Period, the Performance percentage, as determined by the Board, attained during the Performance Period.

          (c) Change of Control Period. If a Grantee has a Termination of Affiliation during the period ("Change of Control Period") commencing on a Change of Control and ending on the first anniversary of the Change of Control, which Termination of Affiliation is initiated by the Company or a Subsidiary other than for Cause, or initiated by the Grantee for Good Reason, then

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

               (ii) the Grantee's Deferred Shares that were forfeitable shall thereupon become nonforfeitable and the Company shall immediately settle all Deferred Shares, whether or not previously forfeitable, by delivery to such Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's Deferred Shares;

               (iii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, shall thereupon be fully exercisable and may be exercised, in whole or in part for ninety
          (90) days following such Termination of Affiliation (but only during the Option Term or SAR Term, respectively); and

               (iv) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

                    (A) a  fraction,  the  numerator  of which is the  number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Termination of Affiliation and the denominator of which is the number of whole and partial months in the Performance Period; and

                    (B) a  percentage  equal  to a  greater  of (x)  the  target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period.

          (d) Any Other Reason. If a Grantee has a Termination of Affiliation for any reason other than for Cause, death or Disability, and other than under the circumstances described in Section 5.6(c), then:

               (i) the Grantee's Restricted Shares and Deferred Shares, to the extent forfeitable immediately before such Termination of Affiliation, shall thereupon automatically be forfeited, subject in the case of Restricted Shares to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee;

               (ii) the Grantee's Deferred Shares that were not forfeitable immediately before such Termination of Affiliation shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's vested Deferred Shares;

               (iii) any unexercised Option or SAR, to the extent exercisable immediately before such Termination of Affiliation, shall remain exercisable in whole or in part for ninety (90) days after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

               (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

     5.7. Nontransferability of Awards.
          ----------------------------

          (a) Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

          (b) Except as provided in Section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c) To the extent and in the manner permitted by the Board, and subject to such terms and conditions as may be prescribed by the Board, a Grantee may transfer an Award to (a) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee, (including adoptive relationships), (b) any person sharing the Grantee's household (other than a tenant or employee), (c) a trust in which persons described in (a) or (b) have more than 50% of the beneficial interest, (d) a foundation in which persons described in (a) or (b) or the Grantee own more than 50% of the voting interests; provided such transfer is not for value. The following shall not be considered transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by persons described in (a) or (b) above or the Grantee, in exchange for an interest in that entity.

ARTICLE 6. STOCK OPTIONS

     6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary, which Option may have a value (as determined by the Board under Black-Scholes or any other option valuation method) that is equal to or greater than the amount of such other compensation.

     6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

     6.3. Option Price. The Option Price of an Option under this Plan shall be determined by the Board, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option ("Substitute Option") that is (x) granted to a Grantee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (y) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, shall be granted such that such option substitution is completed in conformity with the rules set forth in Section 424(a) of the Code.

     6.4. Grant of Incentive Stock Options.
          --------------------------------

          (a) At the time of the grant of any Option to an Eligible Person who is an employee of the Company or a Subsidiary, the Board may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

               (i) shall not be granted to a person who owns shares (including shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company;

               (ii) shall be for a term of not more than 10 years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

               (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Shares with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the

          Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

               (iv) shall, if the aggregate Fair Market Value of a Share (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                    (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                    (B) if,  viewed  as of the date of the  Current  Grant,  any portion of a Current Grant could not be exercised under the preceding provisions of this Subsection (iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant;

               (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company;

               (vi) shall require the Grantee to notify the Board of any disposition of any Shares issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

               (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Board, designate in writing a beneficiary to exercise such incentive stock option after the Grantee's death.

Notwithstanding the foregoing, the Board may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

     6.5. Exercise of Options. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by cash, personal check or wire transfer or, subject to the approval of the Board pursuant to procedures approved by the Board,

          (a) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise,

          (b) through simultaneous sale through a broker of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or

          (c) by delivery to the Company of certificates representing the number of Shares then owned by the Grantee, the Fair Market Value of which equals the purchase price of the Shares purchased in connection with the Option exercise, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Grantee for such minimum period of time as may be established from time to time by the Board; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the exercise price. For purposes of this Section 6.5(c), in lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Grantee, the Board may, in its discretion permit the Grantee to submit to the Company a statement affirming ownership by the Grantee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Grantee as payment of the exercise price.

ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1. Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Board in its sole discretion. The Board may grant Freestanding SARs or Tandem SARs, or any combination thereof.

          (a) Number of Shares. The Board shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limitations imposed in this Plan and by applicable law.

          (b) Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares of Stock on the SARs' Grant Date. The Board, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

     7.2. SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Grantee to whom the SAR is granted and which shall specify the exercise price per share, the SAR Term, the conditions of exercise, and such other terms and conditions as the Board in its sole discretion shall determine.

     7.3. Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs (a) may be exercised with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;
(b) may be exercised only with respect to the Shares for which its related Option is then exercisable; and (c) may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option. The value of the payment with respect to the Tandem SAR may be no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised.

     7.4. Expiration of SARs. A SAR granted under this Plan shall expire on the date set forth in the SAR Award Agreement, which date shall be determined by the Board in its sole discretion. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

     7.5. Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise shall, at the Committee's discretion, be paid (i) in whole Shares of equivalent value, (ii) in cash, or (iii) some combination thereof. Any value attributable to a fractional Share shall be paid in cash.

ARTICLE 8. RESTRICTED SHARES

     8.1. Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Board shall determine.

     8.2. Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement, which shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Board shall determine. The Board may impose such conditions or restrictions on any Restricted Shares as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary or individual), time-based restrictions on vesting or restrictions under applicable securities laws.

     8.3. Consideration. The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Shares. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

     8.4. Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

     8.5. Escrow; Legends. The Board may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1. Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as the Board shall determine. Each grant of Performance Units or Performance Shares shall be evidenced by an Award Agreement which shall specify the terms and conditions applicable to the Performance Units or Performance Shares, as the Board determines.

     9.2. Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Board at the time of grant, that is equal to the Fair Market Value of a Share on the Grant Date. The Board shall set performance goals which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period." The Board shall have complete discretion to establish the performance goals. Without limitation, the performance goals may provide for a targeted level or levels of achievement using one or more of the following measures: (a) earnings per share, (b) net income, (c) return on equity, (d) pro forma net income, (e) return on designated assets, (f) return on revenues, (g) Fair Market Value per share, (i) book value per share, (j) debt reduction, or
(k) any combination of the above, in the conjunctive or disjunctive, at the discretion of the Board. Objective and measurable goals set by a "management by objectives" process, and approved by the Board may also be considered. Such goals may relate to the satisfaction of external or internal requirements.

     9.3. Payment of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

     If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Board determines appropriate, the Board may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

     9.4. Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Board may cause earned Performance Units or Performance Shares to be paid in cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     As determined by the Board, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Board, be entitled to exercise his or her voting rights with respect to such Shares.

ARTICLE 10. BONUS SHARES AND DEFERRED SHARES

     10.1. Bonus Shares. Subject to the terms of the Plan, the Board may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Board.

     10.2. Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board. The Board may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Board may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.

ARTICLE 11. BENEFICIARY DESIGNATION

     Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Grantee's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

ARTICLE 12. RIGHTS OF EMPLOYEES

     12.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment at any time, nor confer upon any Grantee the right to continue in the employ of the Company.

     12.2. Participation. No employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

     13.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board of Directors of the Company may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's shareholders, except to the extent the Board of Directors of the Company determines it is desirable to obtain approval of the Company's shareholders, to retain eligibility for exemption from the limitations of Code Section 162(m), to have available the ability for Options to qualify as ISOs, to comply with the requirements for listing on any exchange where the Company's Shares are listed, or for any other purpose the Board of Directors of the Company deems appropriate.

     13.2. Adjustments Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     13.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.7 and Section 13.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

ARTICLE 14. WITHHOLDING

     14.1. Mandatory Tax Withholding.
           -------------------------

          (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award, or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require and may accommodate the Grantee's request if so requested, (x) that the Grantee remit an amount in cash sufficient to satisfy the minimum federal, state, local and foreign tax withholding requirements related thereto ("Tax Withholding"), (y) the withholding of such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (z) any combination of the foregoing.

          (b) Any Grantee who makes a disqualifying disposition of an incentive stock option (if incentive stock options are eligible to be granted hereunder granted under the Plan or who makes an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Tax Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

     14.2. Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Board may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

ARTICLE 15. ADDITIONAL PROVISIONS

     15.1. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

     15.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     15.3. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     15.4. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     15.5. Securities Law Compliance.

          (a) If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Board may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Grantee shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

          (b) If the Board determines that the exercise of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are then listed, then the Board may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

     15.6. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. Unless otherwise determined by the Board at the time of a grant of Restricted Shares, any cash dividends that become payable on Restricted Shares shall be deferred and, if the Board so determines, reinvested in additional Restricted Shares. Except as otherwise provided in an Award Agreement, any share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Board may provide for payment of interest on deferred cash dividends.

     15.7. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

     15.8. Governing Law. The Plan and the rights of any Grantee receiving an Award thereunder shall be construed and interpreted in accordance with and governed by the laws of the State of Nevada without giving effect to the principles of the conflict of laws to the contrary.

                         Schedule 2.27 - Initial Awards


ALL NUMBERS HAVE BEEN ADJUSTED TO GIVE EFFECT TO THE 2.5:1 REVERSE STOCK SPLIT EFFECTIVE OCTOBER 31, 2005

--------------------------------------------------------------------------------
                                                                # OF SHARES
        NAME            TYPE OF AWARD        GRANT DATE       SUBJECT TO AWARD

--------------------------------------------------------------------------------
David E. Grose       Bonus Shares        October 14, 2005    16,000 shares,
                                                             payable on January
                                                             1, 2007.

                                                             16,000 shares,
                                                             payable on January
                                                             1, 2007, if Grose
                                                             is employed by the
                                                             Company on June 1,
                                                             2006.

                                                             16,000 shares,
                                                             payable on June 1,
                                                             2007, if Grose is
                                                             employed by the
                                                             Company on June 1,
                                                             2007.
--------------------------------------------------------------------------------
Richard Marlin       Bonus Shares        October 14, 2005    12,000 shares,
                                                             payable on January
                                                             1, 2007, if Marlin
                                                             is employed by the
                                                             Company on April
                                                             4, 2006.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2007, if Marlin is
                                                             employed by the
                                                             Company on April 4,
                                                             2007.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2008, if Marlin is
                                                             employed by the
                                                             Company on April 4,
                                                             2008.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lou Holman           Bonus Shares        October 14, 2005    12,000 shares,
                                                             payable January 1,
                                                             2007.

                                                             12,000 shares,
                                                             payable on January
                                                             1, 2007, if Holman
                                                             is employed by the
                                                             Company on January
                                                             1, 2006.

                                                             12,000 shares,
                                                             payable on January
                                                             1, 2007, if Holman
                                                             is employed by the
                                                             Company on January
                                                             1, 2007.
--------------------------------------------------------------------------------
Richard Howard       Bonus Shares        October 14, 2005    12,000 shares,
                                                             payable on January
                                                             1, 2007, if Howard
                                                             is employed by the
                                                             Company on April
                                                             4, 2006.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2007, if Howard is
                                                             employed by the
                                                             Company on April 4,
                                                             2007.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2008, if Howard is
                                                             employed by the
                                                             Company on April 4,
                                                             2008.
--------------------------------------------------------------------------------
Tim Bell             Bonus Shares        October 14, 2005    4,000 shares,
                                                             payable on January
                                                             1, 2007.

                                                             4,000 shares,
                                                             payable on January
                                                             1, 2007, if Bell is
                                                             employed by the
                                                             Company on November
                                                             1, 2006.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             4,000 shares,
                                                             payable on November
                                                             1, 2007, if Bell is
                                                             employed by the
                                                             Company on November
                                                             1, 2007.
--------------------------------------------------------------------------------
Brent Mueller        Bonus Shares        October 14, 2005    8,000 shares,
                                                             payable on January
                                                             1, 2007, if
                                                             Mueller is
                                                             employed by the
                                                             Company on
                                                             February 14, 2006.
--------------------------------------------------------------------------------
John C. Garrison     Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Garrison is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
James B. Kite        Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Kite is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
Kevin R. White       Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that White is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
Ronnie K. Irani      Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Irani is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
Jon H. Rateau        Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Rateau is
                                                             serving as a
                                                             director
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                                      -28-
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                                                             of the
                                                             Company on the
                                                             date such options
                                                             vest).
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                                      -29-